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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             November 3, 1999.

                              STAN LEE MEDIA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Colorado                 0-28530                  84-1341980
          ---------------            -----------             -----------------
          (State or other            (Commission             (I.R.S. Employer
           jurisdiction of           File Number)             Identification
           incorporation)                                         Number)

          15821 Ventura Boulevard, Suite 675, Encino, California 91436
          -------------------------------------------------------------
(Address of Principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           (818) 461-1757
                                                              --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

        On November 5, 1999, Stan Lee Media, Inc., a Colorado corporation (the "Company") consummated a $5,000,000 equity based distribution deal with Macromedia, Inc., a Delaware corporation ("Macromedia"), and its subsidiary, Shockwave.com (the largest animation portal for original content on the Internet). Rob Burgess, Chairman and CEO of Macromedia, Inc., agreed to become a member of the Company's Board of Directors in connection with this transaction. With the conclusion of this Macromedia equity-based distribution relationship, the Company has the opportunity to deliver original, high concept episodic animation to a global universe of 188,000,000 Internet users who have already downloaded or installed Flash animation software.

        The Macromedia transaction consisted of (i) a securities purchase agreement pursuant to which Macromedia purchased 714,286 shares of the Company's Series A Preferred Stock at a purchase price of Seven Dollars ($7.00) per share, for aggregate consideration of Five Million Two Dollars ($5,000,002.00); and
(ii) a five (5) year distribution/license agreement pursuant to which Macromedia will have the exclusive right to distribute and exploit no more than five (5) flash-animated episodic super-hero series produced by the Company for initial exploitation over the Internet. Exhibition of these franchises may be made on Macromedia's "Shockwave" Internet site or any other site established by Macromedia as its premiere site for delivering content on the Internet. Aside from the five franchise relationship with Macromedia, the Company has the right to produce and distribute anywhere, Internet programming featuring other Company-owned content as well as properties it does not own or control and with third parties, and to maintain other Company-branded websites.


        A copy of the securities purchase agreement and the press release announcing the signing of the agreement and the transactions contemplated thereby are attached as Exhibits 10.1 and 99.1, respectively, to this Report and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Not Applicable.

        (b)    Not Applicable.

        (c) Exhibits. The following exhibits are filed as part of this Report.

           Exhibit Number    Description

               10.1          Securities Purchase Agreement dated as of November 3, 1999

               99.1          Press  Release  -  November  9, 1999 - Stan Lee Media
                             Partners with shockwave.com to Deliver Episodic
                             Super-Hero Animation on the Web


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STAN LEE MEDIA, INC.

Date:  November 17, 1999                    By: /s/ Gill Champion
                                                -------------------------------
                                                Gill Champion,
                                                Chief Operating Officer

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                                  EXHIBIT INDEX

                                                                               Sequentially
Exhibit Number                     Description                                 Numbered Page
- -----------------     -----------------------------------------------          -------------
     10.1             Securities Purchase Agreement dated as of
                      November 3, 1999

     99.1             Press Release - November 9, 1999 -                             5
                      Stan Lee Media Partners with shockwave.com
                      to Deliver Episodic Super-Hero Animation
                      on the Web
